INSURANCE (Tables)	12 Months Ended
Dec. 31, 2025
INSURANCE
Schedule of types of insurance

Type	Scope	2025	2024
Assets	Inventories and property, plant and equipment items are insured against fire, electrical damage, explosion, machine breakage and overflow (leakage of material in fusion state).	120,594,209	135,983,517
Business Interruption	Net income plus fixed expenses	16,445,185	23,241,981
Civil Liability	Industrial operations	781,341	879,307